Electronically Filed
8/10/2022 5:22 PM
Steven D. Grierson
CLERK OF THE COURT

NEO
Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Plaintiff

DISTRICT COURT

CLARK COUNTY, NEVADA

MICHAEL TOH KOK, an individual, **Plaintiff,** **vs.** **ALEXANDER HENDERSON, an individual; TOGA LIMITED, a Nevada Corporation; DOES 1-100, and ROE BUSINESS ENTITIES I through C, inclusive,** **Defendants.**	Case No.: A-21-841604-B Dept. No.: 31

NOTICE OF ENTRY OF ORDER GRANTING STIPULATION TO DISMISS WITHOUT PREJUDICE

NOTICE IS HEREBY provided that on the 10th day of August, 2022 that the above-entitled Court did enter an Order in the above-entitled matter, a true and correct copy of which is attached hereto.

DATED this 10th day of August, 2022.

CORY READE DOWS & SHAFER

By: /s/ Jay Shafer
Jay A. Shafer
Nevada Bar No. 009184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Plaintiff

CERTIFICATE OF SERVICE

Pursuant to NRCP 5(b), I certify that I am a representative of CORY READE DOWS & SHAFER that on this 10th day of August, 2022, I caused the foregoing NOTICE OF ENTRY OF ORDER GRANTING STIPULATION TO DISMISS WITHOUT PREJUDICE be served as follows:

- ■ **NEFCR System upon the following All Parties in accordance with NEFCR 9 and 13:**
- □ **By First-Class United States Mail, postage prepaid upon the following Parties, for whom no compliance with the Electronic Service requirements has been undertaken:**
- □ **Personal Service upon the following parties or their Counsel:**
- □ **By direct email upon the following Parties, for whom I did not receive, within a reasonable time indication that the transmission was unsuccessful:**
- □ **By fax or other electronic transmission in accordance with NRCP 5(D) upon the following Parties, for which proof of successful transmission is attached hereto:**

Counsel of Record	Telephone & Fax	Email
Peter L. Chasey, Esq. Nevada Bar No. 7650 3295 N. Fort Apache Rd #110 Las Vegas, NV 89129 Attorney for Defendant, Toga Limited		
James A. Beckstrom, Esq. BECKSTROM & BECKSTROM, LLP 400 S. 4th Street, Suite 650 Las Vegas, Nevada 89101 Attorney for Alexander Henderson		

/s/ Kathrine von Arx
An Employee of CORY READE DOWS & SHAFER

Electronically Filed
08/10/2022 4:31 PM
CLERK OF THE COURT

SODWOP

JAY A. SHAFER, ESQ.
Nevada Bar No. 009184
CORY READE DOWS AND SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Facsimile: (702) 794-4421
JShafer@crdslaw.com
Attorneys for Plaintiff Michael Toh Kok Soon

DISTRICT COURT

CLARK COUNTY, NEVADA

MICHAEL TOH KOK SOON, an individual, Plaintiff, v. ALEXANDER HENDERSON, an Individual; TOGA LIMITED, a Nevada Corporation; DOES 1-100, and ROE BUSINESS ENTITIES I through C, inclusive, Defendants.	Case No.: A-21-841604-B Dept. No.: 31

STIPULATION AND ORDER TO DISMISS WITHOUT PREJUDICE

IT IS HEREBY STIPULATED AND AGREED, by and between the parties and their respective counsel of record, that the above-entitled matter may be dismissed, with prejudice, with each of the parties to pay their own fees and costs incurred therein.

IT IS FURTHER STIPULATED AND AGREED TO that the motion to dismiss set for August 11, 2022 may be vacated.

IT IS FURTHER STIPULATED AND AGREED TO that Notice of Dismissal shall occur pursuant to NRCP 23.1, with notice to the shareholders of TOGA LIMITED being made by publishing a Current Report (Form 8-K) through otcmarkets.com, on or before August 18,

2022. Doing so will permit TOGA LIMITED's shareholders a period of one (1) week to object to the dismissal of TOGA LIMITED from the derivative action in this matter. If no objections to this dismissal are filed with this Court by TOGA LIMITED's shareholder court by August 25, 2022, then this dismissal shall be go into effect on August 25, 2022.

Dated this 10th day of August, 2022.

CORY READE DOWS & SHAFER

/s/ Jay Shafer
Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, NV 891289
Attorney for Plaintiff,
Michael Toh Kok Soon

CHASEY LAW OFFICES

By: */s/ Peter Chasey*
Peter L. Chasey, Esq.
Nevada Bar No. 7650
3295 N. Fort Apache Rd #110
Las Vegas, NV 89129
Attorney for Defendant,
Toga Limited

ORDER

IT IS SO ORDERED. It is further ORDERED that the hearing date of August 11, 2022, on the pending Motions is hereby VACATED. Dated this 10th day of August, 2022

Joanna S Kishner

20A 23B 55F7 664F
Joanna S. Kishner
District Court Judge

Submitted By:
CORY READE DOWS & SHAFER

/s/ Jay A. Shafer
Jay A. Shafer, Esq.
Nevada Bar No. 9184
Attorney for Plaintiff,
Michael Toh Kok Soon

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Michael Toh Kok Soon, Plaintiff(s) vs. Toga Limited, Defendant(s)	CASE NO: A-21-841604-B DEPT. NO. Department 31

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Stipulation and Order for Dismissal Without Prejudice was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 8/10/2022

Chad Clement	cclement@maclaw.com
Peter Chasey	peter@chaseylaw.com
Lennie Fraga	lfraga@maclaw.com
Kathrine von Arx	kvonarx@crdslaw.com
Elizabeth Arthur	earthur@crdslaw.com
Kellie Piet	kpiet@maclaw.com
Jordan Montet	jmontet@maclaw.com
James Beckstrom	jb@beckstromlaw.com
Suzanne Boggs	sb@beckstromlaw.com
Jay Shafer	jshafer@crdslaw.com